                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 15, 2003


                          Concord Communications, Inc.
             -------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



       Massachusetts                    0-23067                 04-2710876
----------------------------        ----------------       -------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
   of Incorporation)                  File Number)          Identification No.)


     400 Nickerson Road, Marlboro, Massachusetts                   01752
---------------------------------------------------           ----------------
     (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (508) 460-4646



                                 Not applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits.

            Exhibit Number       Description
            --------------       -----------
                 99.1            Form of press release dated April 15, 2003.


ITEM 9. REGULATION FD DISCLOSURE. (ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.)

      This Current Report on Form 8-K of Concord Communications, Inc. (the "Company") is intended to be furnished under "Item 12. Results of Operations and Financial Condition" but is instead furnished under "Item 9. Regulation FD Disclosure" in accordance with Securities and Exchange Commission Release No. 33-8126. The following information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

      On April 15, 2003, the Company issued a press release announcing its results of operations for the quarterly period ending March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONCORD COMMUNICATIONS, INC.



Date:  April 15, 2003              By:  /s/   Melissa H. Cruz
                                        ----------------------------------------
                                              Melissa H. Cruz
                                              Executive Vice President of
                                              Business Services,
                                              Chief Financial Officer and
                                              Treasurer

                                  EXHIBIT INDEX

Exhibit Number                Description
--------------                -----------
    99.1                      Form of press release dated April 15, 2003.